SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement            [_]  Confidential, For Use of the
                                            Commission Only (as permitted By
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                           Display Technologies, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           DISPLAY TECHNOLOGIES, INC.

                              6225 Old Concord Road

                         Charlotte, North Carolina 28213

                                 (800) 929-3521

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS FOR FISCAL YEAR 2000

         Our annual meeting of shareholders for fiscal year 2000 will be held at 10:00 a.m, Thursday, May 17, 2001, at the offices of Kilpatrick Stockton LLP, 3500 One First Union Center, 301 South College Street, Charlotte, North Carolina 28202.

         The following items will be considered and acted upon:

         (1) The election of the following persons to the Board of Directors to serve until the 2003 annual meeting of shareholders:

                           James C. Taylor
                           Gary D. Bell

         (2) An amendment to the Company's 1999 Stock Incentive Plan increasing the total number of shares of Common Stock of the Company reserved for issuance under the Plan and the maximum number of shares that may be issued under the Plan as Stock Awards.

         (3) Such other business as may properly come before the meeting and any adjournments thereof.

         Holders of record of the Company's Common Stock and Series A-1 Convertible Preferred Stock at the close of business on April 11, 2001 are entitled to vote.

         The attached proxy statement contains more information about the agenda.

                                           By order of the Board of Directors,


                                           /s/ Bill Lunsford
Charlotte, North Carolina                  BILL LUNSFORD
April 17, 2001                             Secretary




                          WE URGE YOU TO GRANT A PROXY.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           DISPLAY TECHNOLOGIES, INC.

                               PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

         We are furnishing this proxy statement (this "Statement") to our shareholders in connection with our annual meeting of shareholders for fiscal year 2000, to be held at 10:00 a.m., Thursday, May 17, 2001, at the offices of Kilpatrick Stockton LLP, 3500 One First Union Center, 301 South College Street, Charlotte, North Carolina 28202.

         Our Board of Directors is soliciting your proxy to vote your shares of the Company's common stock (the "Common Stock") or Series A-1 Convertible Preferred Stock (the "Preferred Stock", collectively with the Common Stock, the "Company Stock") at the annual meeting. These proxy materials, which have been prepared by our management for the Board, are first being sent to our shareholders on or about April 17, 2001.

         "We," "our" and the "Company" each refers to Display Technologies, Inc. The Company's Orlando headquarters was closed February 28, 2001. The mailing address of our principal executive office is now 6225 Old Concord Road, Charlotte, North Carolina 28213.

VOTING

         You are entitled to vote your Company Stock at the annual meeting if our records show that you held your shares as of the close of business on April 11, 2001, the date our Board has selected as the record date for this meeting. At that time, a total of 8,935,397 shares of Common Stock and 50,000 shares of Preferred Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The Preferred Stock is convertible into Common Stock at the present conversion price of $2.00 per share. Holders of Preferred Stock have the right to vote with holders of Common Stock on an "as converted" basis, i.e., each share of Preferred Stock represents 50 votes. The accompanying proxy card shows the number of shares you are entitled to vote.

         Shareholders at the annual meeting will consider the election of directors and the other items listed on the preceding page. You can vote in favor of all nominees for director or you can withhold your vote from some or all of the nominees. For all other proposals, you may vote for or against, or you may abstain from voting.

         You can vote in person at the annual meeting, or you can grant a proxy by signing, dating and returning the proxy card in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record for instructions. (A shareholder of record is one whose stock is registered in the name of that shareholder.)

         Your shares will be voted as you instruct. The persons named as proxies on the proxy card will vote as recommended by our Board of Directors on any matter for which you have not given instructions. The Board's recommendations appear below.

         We are not aware of any other matters to be presented at the annual meeting except for those described in this proxy statement. If any other matters properly come before the annual meeting, your shares will be voted in the discretion of the persons named as proxies on the proxy card. If the annual meeting is adjourned, your shares will be voted when the meeting is reconvened as well, unless you have revoked your proxy.

REVOKING YOUR PROXY

         You have a right to revoke your proxy and change your votes at any time before your proxy is voted. There are three ways to do this:

         (1) Give written notice of revocation to the Secretary of the Company prior to the annual meeting;

         (2) Change your vote by granting a later-dated proxy (you can sign, date and deliver a later-dated proxy card prior to the meeting); or

         (3)      Come to the annual meeting and vote your shares in person.


QUORUMS AND VOTE COUNTING

         The annual meeting requires the presence of a quorum, which for this meeting means a majority of the shares issued and outstanding at the record date. If you grant a proxy or attend the meeting in person, your shares will be counted to determine whether a quorum is present, even if you abstain from voting on some or all matters introduced at the meeting. "Broker nonvotes" also count for quorum purposes. If you hold your shares through a broker, bank or other nominee, generally the nominee may vote the shares it holds for you in accordance with your instructions. However, if the nominee has not received your instructions within 10 days of the meeting, the nominee may vote in its discretion only on matters that are considered routine. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker nonvote" on that matter.

         The two nominees for director who receive the highest vote totals will be elected as directors at the 2000 annual meeting. All other matters must be approved by a majority of the votes cast by the holders of Company Stock who are present or represented and entitled to vote at the annual meeting. Abstentions and broker nonvotes are counted as present and entitled to vote, but they are not counted as votes for or against any proposal.

COSTS OF PROXY SOLICITATION

         We are paying the costs of the proxy solicitation. Proxy solicitation costs will include charges of brokers, banks, fiduciaries and custodians for forwarding proxy materials. Additionally, some of our directors, officers or employees may solicit proxies by mail, telephone or personal contact. None of these solicitors will receive any additional or special compensation for doing this. We may also use a paid proxy solicitor, Morrow & Co., whose fees and expenses would be approximately $8,000.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote:

         FOR the election of the following persons to the Board of Directors to serve until the 2003 annual meeting of shareholders:

                           James C. Taylor
                           Gary D. Bell

         FOR the amendment to the Company's 1999 Stock Incentive Plan increasing the total number of shares of Common Stock of the Company reserved for issuance under the Plan and the maximum number of shares that may be issued under the Plan as Stock Awards.

PROPOSAL 1:  ELECTION OF CLASS A DIRECTORS

NOMINEES

         Our Amended and Restated Bylaws provide for directors to be elected in three classes, with the classes being as equal in number as practicable, for staggered terms of three years each. The terms of office of the directors first elected as Class A Directors expire at the time of the annual meeting of stockholders for fiscal year 2000. The terms of office of the directors first elected as Class B Directors expire at the time of the annual meeting of stockholders for fiscal year 2001. The terms of office of the directors first elected as Class C Directors expire at the time of the annual meeting of stockholders for fiscal year 2002. Accordingly, the stockholders are being asked to elect two individuals as Class A Directors at the annual meeting for fiscal year 2000. The Board has nominated James C. Taylor and Gary D. Bell as Class A Directors for terms expiring at the annual meeting of stockholders for fiscal year 2003. Each of the nominees has consented to serve if elected.

         If before the annual meeting either or both of the nominees become unable to serve or choose not to serve, the Board may nominate a substitute or substitutes, and if that happens, the persons named as proxies in the proxy card will vote for the substitute or substitutes. Alternatively, the Board could either choose to let a vacancy stay unfilled until an appropriate candidate is located or reduce the size of the Board to eliminate an unfilled seat.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company recommends that you vote FOR the election of James C. Taylor and Gary D. Bell as Class A Directors to hold office until the annual meeting of stockholders for fiscal year 2003 or until their respective successors are elected and qualified.

PROPOSAL 2:  APPROVAL OF AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

         An amendment (the "Amendment") to the Display Technologies, Inc. 1999 Stock Incentive Plan (the "Plan") increasing the total number of shares of Common Stock of the Company reserved for issuance under the Plan by 1,500,000 and the maximum number of shares that may be issued under the Plan as Stock Awards by 500,000 is being proposed by the Board of Directors for approval by the shareholders. The Board of Directors believes that it is in the best interests of the Company and its shareholders that a greater number of shares of Common Stock be available for grants of stock or option awards to employees.

         The following summary describes certain provisions of the Plan:

         Under the Plan, the Compensation Committee, which will administer the Plan, may grant options to purchase Common Stock or direct awards of Common Stock to employees, directors or other persons providing services to the Company or any of its subsidiaries. Participants in the Plan will be those key employees, directors, officers and other individuals providing services to the Company or its subsidiaries who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company.

         Currently, a total of 1,500,000 shares of Common Stock have been reserved for issuance under the Plan, and the maximum number of shares of Common Stock that may be issued under the Plan as Stock Awards is 500,000 plus up to 33 1/3% of shares reacquired by the Company in the open market or in private transactions after the effective date of the Plan.

         If the Amendment (Proposal 2) is approved by the shareholders, the total number of shares of Common Stock reserved for issuance under the Plan will be 3,000,000, and the maximum number of shares of Common Stock that may be issued under the Plan as Stock Awards will be 1,000,000 plus up to 33 1/3% of shares reacquired by the Company in the open market or in private transactions after the effective date of the Plan.

         Also, the Plan currently provides that the following shares will be available for future grants:

         o Shares remaining under an option grant that terminates without having been fully exercised

         o Shares included in an award where cash is delivered to the participant in lieu of such shares

         o        Restricted shares that are forfeited to the Company

         o Shares tendered by a participant as payment of the exercise price

         o Shares held back, or tendered by a participant in satisfaction of tax withholding requirements

         o Up to 500,000 shares, to the extent authorized by the Board of Directors, that are reacquired by the Company in the open market or in private transactions after the Plan becomes effective.

         Not more than 50,000 shares may be issued as direct awards to any one individual during any fiscal year if such shares are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Internal Revenue Code.

         The Plan permits the granting of options intended to qualify as "incentive stock options" ("ISOs") for federal income tax purposes. The benefit of ISOs to an employee is that payment of federal income tax by the employee on the difference between the exercise price and the value of the Common Stock at the time of exercise is deferred until the later date when the employee sells the shares. Further, depending on when the shares are sold, the employee may pay tax at the capital gain rate rather than the ordinary income rate. When an employee exercises an option that is not entitled to ISO treatment, i.e., a "nonqualified option," the employee is taxed on the gain at the ordinary income rate at the time of exercise. This tax burden often has the effect of causing the employee to have to immediately sell a portion of the shares acquired upon exercise to provide funds to pay the tax liability. The Company believes that its ability under the Plan to grant ISOs to employees will encourage them to retain ownership of more of their shares and for a longer period of time than is the case with nonqualified options.

         At least two persons who are both "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and "nonemployee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 will serve on the Compensation Committee. The committee will determine the officers and employees to whom grants are made, the number of shares subject to each option, and the terms of each grant. The committee may, however, delegate the authority to make option grants to one or more of its members or other persons unless such delegation would jeopardize the benefits of complying with Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code.

         Options granted under the Plan must have an exercise price of at least 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Plan will become exercisable upon satisfaction of conditions established by the committee and will expire not more than 10 years from the date of grant. The committee also has the authority to impose vesting conditions, financial performance conditions and other conditions on options and shares of Common Stock issued as direct awards under the Plan. The committee may permit an optionee to surrender and exercise options for cancellation, receiving in exchange either shares of Common Stock, a new option, or both. The Plan does not permit the "repricing" of previously granted options. The Plan specifically prohibits the Committee from canceling and reissuing previously granted options.

         The committee also has the authority to provide that options granted under the Plan may be transferred by will, by the laws of descent and distribution, or in compliance with a domestic relations order issued by court, to an immediate family member which includes only the optionee's spouse, child, grandchild, parent or a trust established for the benefit of such family member. The Compensation Committee will establish, from time to time, the conditions under which optionees may transfer options to immediate family members.

         The Board of Directors or the Compensation Committee may terminate, suspend, or amend the Plan at any time without the approval of shareholders unless such approval would be required to retain the benefits of Section 162(m) or Section 422 of the Internal Revenue Code. No such amendment, suspension or termination will affect a participant's right under outstanding awards unless the committee determines that the change is in the best interest of all participants.


         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company recommends that you vote FOR the amendment to the Plan increasing the total number of shares of Common Stock of the Company reserved for issuance under the Plan and the maximum number of shares that may be issued under the Plan as Stock Awards.

INFORMATION CONCERNING DIRECTORS

         Our Board of Directors currently has four members: Gary D. Bell, Thomas
N. Grant, Gary A. Downing and William A. Pecora. Two other individuals, James C. Taylor and Robert C. Pearson, have been elected by the Board to serve as directors effective 10 days following the filing of an Information Statement with the Securities and Exchange Commission (the "Commission") pursuant to
Section 14(f) of the Securities and Exchange Act of 1934 and Rule 14f-1 thereunder, and its delivery to the Company's shareholders. The Information Statement was filed with the Commission on April 11, 2001 and was sent to the shareholders on or about April 11, 2001.

         Information regarding the principal occupations (which have continued for at least the past five years unless otherwise noted) of the directors and nominees for directors, as well as certain other information, is set forth below. The information is given as of the date of this proxy statement.

                   NOMINEES FOR ELECTION AS CLASS A DIRECTORS
                  (WITH TERMS EXPIRING AT 2003 ANNUAL MEETING)



James C. Taylor            59, was elected President and Chief Executive Officer
                           of the Company by the Board of  Directors  on January
                           26,  2001.  His  initial  term as a  director  of the
                           Company,  pursuant  to his  election as a director by
                           the Board of  Directors,  will  commence  on or about
                           April 21, 2001 and will expire on May 17, 2001 at the
                           annual  meeting  of the  Company's  stockholders  for
                           fiscal  year  2000.  He has been a  principal  of The
                           Anderson  Group,  Inc.,  a  private  investment  firm
                           engaged  in  the   acquisition   and   management  of
                           businesses in a variety of industries. He also currently serves on the board of Ennis Business
                           Forms, an NYSE listed company.

Gary D. Bell               51, has served as a director  since  October 1995. He
                           also serves as President and Chief Executive Officer of our subsidiary Don Bell Industries, Inc. His term expires on May 17, 2001 at the annual meeting of the Company's stockholders for fiscal year 2000.


                                CLASS B DIRECTORS
                  (WITH TERMS EXPIRING AT 2001 ANNUAL MEETING)



Thomas N. Grant            54,  has  served as a director  since  October  1995.
                           Since  January  1997,  Mr.  Grant has been First Vice
                           President,  Financial  Institutions,  SunTrust  Bank,
                           Central Florida, N.A. From 1993 to 1996, he served as
                           Senior Vice President and Senior  Lending  Officer of
                           The Bank of Winter Park, Winter Park, Florida. His term expires at the annual meeting of the Company's stockholders for fiscal year 2001.

Robert C. Pearson          65,  will  commence  serving  as a  director  of  the
                           Company on or about  April 21, 2001 and his term will
                           expire  at  the  annual   meeting  of  the  Company's
                           stockholders for fiscal year 2001. He also serves as Senior Vice President and Director of Corporate
                           Finance for Renaissance Capital Group, an affiliate of Renaissance Capital Growth & Income Fund III, Inc.
                           ("Renaissance  III") and  Renaissance  U.S.  Growth &
                           Income Trust PLC ("Renaissance PLC"). Mr. Pearson is also a member of the boards of the following public companies: Poor Brothers, Inc., Camino Soft, Inc. and
                           Advance Power Technology, Inc.


                                CLASS C DIRECTORS
                  (WITH TERMS EXPIRING AT 2002 ANNUAL MEETING)



Gary A. Downing            42, has served as a director  since  January 18, 2001
                           and was elected Chairman of the Board on January 26, 2001. His term expires at the annual meeting of the Company's stockholders for fiscal year 2002. He is a Managing Director of Raymond James Capital, Inc. and
                           President of RJC Partners, Inc., the General Partner of Raymond James Capital Partners, L.P. Prior to founding Raymond James Capital, Inc. in 1997, Mr.
                           Downing  spent  13 years  in the  Investment  Banking
                           Department of Raymond  James & Associates,  Inc. From
                           1992 to 1997, Mr. Downing served as Managing Director and Head of the Consumer Group within the Investment
                           Banking  Department  of Raymond  James &  Associates,
                           Inc.

William A. Pecora          56, has served as a director  since January 18, 2001.
                           His  term  expires  at  the  annual  meeting  of  the
                           Company's  stockholders  for fiscal year 2002.  He is
                           also  Senior  Vice  President  and  Chief   Financial
                           Officer of Raymond  James  Capital.  Prior to joining
                           Raymond  James  Capital in 2000,  Mr. Pecora spent 16
                           years as Vice President and Chief  Financial  Officer
                           of small to  middle  market  companies.  From 1998 to
                           2000,   Mr.  Pecora  was  Vice  President  and  Chief
                           Financial Officer of Vivra Asthma and Allergy,  Inc.,
                           a physician practice management  company.  During the
                           period  from  1992  to  1998 he  served  as the  Vice
                           President  and  Chief  Financial   Officer  of  Noven
                           Pharmaceuticals,     Inc.,    a    publicly    traded
                           pharmaceutical manufacturer.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has established three standing committees, an Executive Committee, an Audit Committee, and a Compensation Committee.

         The Executive Committee, between meetings of the Board of Directors, may exercise the powers of the Board of Directors, except with respect to a limited number of matters, such as amending the articles of incorporation or the bylaws of the Company and recommending to the shareholders of the Company a merger of the Company, the sale of all or substantially all of the assets of the Company, or the dissolution of the Company. The Executive Committee met six times and took action by written consent on one occasion in fiscal 2000.

         The Audit Committee provides independent, objective oversight of the Company's accounting functions and internal controls, and ensures the objectivity of our financial statements. The Audit Committee met twice in fiscal 2000. The Audit Committee reviews and discusses the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matter required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independents Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is set forth on Appendix A attached hereto.

         The Compensation Committee reviews and approves all salary arrangements, including annual and long-term incentive awards and other remuneration, for officers of the Company and certain officers of subsidiaries. It also is responsible for administration of the Company's stock option and other compensation plans. The Compensation Committee met two times and took action by written consent once in fiscal 2000.

         In fiscal 2000, the Board of Directors held six meetings and took action by written consent on one occasion. Each director attended at least 75% of the total of all meetings of the Board and each committee on which he served, except Mr. Lester Jacobs, who attended 62.5% of such meetings.

         Following the consummation of the Transactions described below under "Change of Control," the members of the Executive Committee, Audit Committee, and Compensation Committee were replaced at a special meeting of the Board of Directors, held January 26, 2001. The new members of the Executive Committee are Gary A. Downing and William A. Pecora. Robert C. Pearson and James C. Taylor have been elected to the Executive Committee effective upon their taking office as directors. The current members of the Audit Committee are Gary A. Downing, William A. Pecora and Thomas N. Grant. Each of the current members of the Audit Committee is an "independent director" as defined in NASD Rule 4200(a)(14). The current members of the Compensation Committee are Gary A. Downing and William A. Pecora. Robert C. Pearson has been elected to the Compensation Committee effective upon his taking office as director.


COMPENSATION OF DIRECTORS

         The following report on director compensation is made with respect to fiscal year 2000. During fiscal year 2001, Mr. Downing, Mr. Pecora and Mr. Pearson agreed to serve as outside directors without compensation from the Company. The Company's policy was to pay outside directors (directors who were not officers, employees or consultants), the following fees for attending or participating in meetings of the Board of Directors and its committees:

                       Event                                  Fee
                       -----                                  ---

               ATTENDED BOARD MEETING                        $1,250

              TELEPHONIC BOARD MEETING                        $500

             ATTENDED COMMITTEE MEETING             $500 ($600 FOR CHAIRMAN)

            TELEPHONIC COMMITTEE MEETING            $250 ($300 FOR CHAIRMAN)


         During fiscal 2000, we paid our outside directors a total of $29,950 in fees. Each director was entitled to be reimbursed for reasonable expenses of attending a meeting of the Board or a Board committee. Our compensation policy for outside directors also included annual option grants. On November 18, 1999, each of our then outside directors was granted options under our 1999 stock incentive plan to purchase up to 10,500 shares of Company Stock at the exercise price of $4.10 per share, the fair market value of our stock on the grant date. The options vest one-third on each anniversary of the grant date, expire on November 18, 2008 and are subject to certain other conditions on exercisability as provided in the agreements evidencing the option grants.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         The following table shows the securities of the Company owned beneficially as of April 11, 2001 by each director (including each individual elected by the Board who will commence serving as a director on or about April 21, 2001), nominee and executive officer of the Company. All persons shown in the table have sole voting and investment power with regard to the shares shown, unless otherwise indicated.

-------------------------------------------------------------------------------------------------------------

            (1)                         (2)                          (3)                        (4)
      TITLE OF CLASS          NAME AND POSITION OF         AMOUNT AND NATURE OF        PERCENT OF CLASS (2)
                              BENEFICIAL OWNER (1)         BENEFICIAL OWNERSHIP

-------------------------------------------------------------------------------------------------------------
Common Stock                 Gary D. Bell                   192,777 shares (3), (4), (5)       2.1%
                             Director,
                             Director Nominee

-------------------------------------------------------------------------------------------------------------

Common Stock                 Gary A. Downing                          0                          0
                             Director

-------------------------------------------------------------------------------------------------------------

Common Stock                 Thomas N. Grant                 29,778 shares (3), (5)              *
                             Director

-------------------------------------------------------------------------------------------------------------

Common Stock                 Robert C. Pearson (6)                    0                          0
                             Director

---------------------------- -------------------------- ------------------------------ ----------------------

Common Stock                 William A. Pecora                        0                          0
                             Director

---------------------------- -------------------------- ------------------------------ ----------------------

Common Stock                 James C. Taylor (6)                      0                          0
                             Director,
                             Director Nominee,
                             President

---------------------------- -------------------------- ------------------------------ ----------------------

Common Stock                 Todd D. Thrasher                42,662 shares (3), (4), (5)        *
                             Vice President and Chief
                             Accounting Officer

---------------------------- -------------------------- ------------------------------ ----------------------

Common Stock                 Bill Lunsford                            0                          0
                             Vice President,
                             Secretary, Treasurer,
                             and Chief Financial
                             Officer

---------------------------- -------------------------- ------------------------------ ----------------------

Common Stock                 All Directors, Nominees         265,217 shares (4), (5)           2.9%
                             and Executive Officers
                             as a Group (8 persons)

---------------------------- -------------------------- ------------------------------ ----------------------

*Represents less than 1% of the outstanding shares of Common Stock.

1 Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of securities within 60 days, including without limitation, the exercise of any option, warrant or conversion of a security.

2        Based upon 8,935,397 shares of Common Stock issued and outstanding.

3 Includes the following number of shares purchasable within 60 days of the record date upon exercise of employee stock options: Gary D. Bell 179,640 shares; Thomas N. Grant 27,347 shares; and Todd D. Thrasher 34,728 shares.

4 Does not include the following shares allocated to the following persons' accounts under the Company's 401(k) plan: Gary D. Bell 1,279 shares; and Todd D. Thrasher 1,898 shares.

5 Does not include the following shares purchasable upon exercise of options that, by their terms, are not presently exercisable: Gary D. Bell 25,200 shares; Thomas N. Grant 10,500 shares; and Todd D. Thrasher 15,750 shares.

6        Will commence serving as a director on or about April 21, 2001.

All persons shown in the table above have sole voting and investment power with regard to the shares shown, unless otherwise indicated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act and regulations thereunder require our executive officers and directors and persons who beneficially own more than 10% of any class of equity securities of the Company to file with the SEC initial reports of ownership and reports of changes in ownership of Company stock. They are also required to furnish the Company with copies of all such forms they file. During fiscal 2000, Mr. Gary D. Bell inadvertently filed one late Form 4 report, and Messrs. Lou A. Papais and J. Melvin Stewart each inadvertently filed two late Form 4 reports. In making this disclosure, we have relied solely on our review of copies of Section 16(a) reports furnished to us during and with respect to the most recent fiscal year and on the written representations of our directors and executive officers.

PRINCIPAL SHAREHOLDERS

         The following information is provided with respect to every individual, entity or group known to the Company to beneficially own more than five percent (5%) of any class of the Company's voting securities as of April 11, 2001.

---------------------------- ------------------------------- ------------------------- ----------------------
            (1)                           (2)                          (3)                      (4)
      TITLE OF CLASS              NAME AND ADDRESS OF          AMOUNT AND NATURE OF     PERCENT OF CLASS 2
                                   BENEFICIAL OWNER (1)        BENEFICIAL OWNERSHIP

---------------------------- ------------------------------- ------------------------- ----------------------
Series A-1 Convertible       Investor Group (Raymond James        50,000 shares                100%
Preferred Stock              Capital Partners, L.P.,
                             Renaissance Capital Growth &
                             Income Fund III, Inc., and
                             Renaissance U.S. Growth &
                             Income Trust PLC)
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

---------------------------- ------------------------------- ------------------------- ----------------------

---------------------------- ------------------------------- ------------------------- ----------------------
Series A-1 Convertible       Raymond James Capital                40,000 shares                 80%
Preferred Stock              Partners, L.P.
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

---------------------------- ------------------------------- ------------------------- ----------------------
Series A-1 Convertible       Renaissance Capital Growth &          5,000 shares                 10%
Preferred Stock              Income Fund III, Inc.
                             808 North Central Expressway
                             Suite 210-LB59
                             Dallas, TX 75206

---------------------------- ------------------------------- ------------------------- ----------------------
Series A-1 Convertible       Renaissance U.S. Growth &             5,000 shares                 10%
Preferred Stock              Income Trust PLC
                             808 North Central Expressway
                             Suite 210-LB59
                             Dallas, TX 75206

---------------------------- ------------------------------- ------------------------- ----------------------

Common Stock                 Investor Group (Raymond James      8,212,524 shares (7)           49.4%
                             Capital Partners, L.P.,
                             Renaissance Capital Growth &
                             Income Fund III, Inc., and
                             Renaissance U.S. Growth &
                             Income Trust PLC)
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

---------------------------- ------------------------------- ------------------------- ----------------------

Common Stock                 Raymond James Capital            4,310,945 shares (3), (7)       32.5%
                             Partners, L.P.
                             880 Carillon Parkway
                             St. Petersburg, FL 33716

---------------------------- ------------------------------- ------------------------- ----------------------

Common Stock                 Renaissance U.S. Growth &        2,378,922 shares (4), (7)       21.5%
                             Income Trust PLC
                             808 North Central Expressway
                             Suite 210-LB59
                             Dallas, TX 75206

---------------------------- ------------------------------- ------------------------- ----------------------

Common Stock                 Renaissance Capital Growth &     1,522,657 shares (4), (7)        14.9%
                             Income Fund III, Inc.
                             808 North Central Expressway
                             Suite 210-LB59
                             Dallas, TX 75206

---------------------------- ------------------------------- ------------------------- ----------------------
Common Stock                 Lou A. Papais
                             3133 N. Ad Art Rd.                   786,979 shares               8.8%
                             Stockton, CA 95215

---------------------------- ------------------------------- ------------------------- ----------------------
Common Stock                 J. Melvin Stewart
                             2201 Cantu Court Suite 217          615,388 shares (5)            6.9%
                             Sarasota, FL 34232

---------------------------- ------------------------------- ------------------------- ----------------------
Common Stock                 Larry L. Johnson
                             Suite L,                            527,667 shares (6)            5.8%
                             9125 Whiskey Bottom Rd.
                             Laurel, MD  20707
---------------------------- ------------------------------- ------------------------- ----------------------

1 Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of securities within 60 days, including without limitation, through the exercise of any option, warrant or conversion of a security.

2 Based upon 50,000 shares of Series A-1 Convertible Preferred Stock and 8,935,397 shares of Common Stock issued and outstanding as of April 11, 2001.

3 Includes beneficial ownership as a result of right to acquire beneficial ownership within 60 days of: (a) 2,000,000 shares of Common Stock issuable upon conversion of 40,000 shares of Series A-1 Preferred Stock prior to July 30, 2004 at the present conversion price of $2.00 per share; (b) 167,945 shares of Common Stock issuable upon exercise of Common Stock purchase warrants prior to July 30, 2004 at the present exercise price of $2.50 per share; and (c) 2,143,000 shares of Common Stock issuable upon exercise of warrants prior to January 17, 2006 at the present exercise price of $.125 per share. Company Stock beneficially owned by Raymond James Capital Partners, L.P. is indirectly beneficially owned by its affiliates, RJC Partners, L.P., RJC Partners, Inc. and Raymond James Financial, Inc.

4 With respect to each of Renaissance III and Renaissance PLC, includes beneficial ownership as a result of right to acquire beneficial ownership within 60 days of: (a) 250,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series A-1 Preferred Stock prior to July 30, 2004 at the present conversion price of $2.00 per share; (b) 20,993 shares of Common Stock issuable upon exercise of Common Stock purchase warrants prior to July 30, 2004 at the present exercise price of $2.50 per share; (c) 875,000 shares of Common Stock issuable upon conversion of 8.75% convertible debentures due March 2, 2005 at the present conversion price of $2.00; and (d) 110,250 shares of Company Stock issuable upon exercise of common stock purchase warrants prior to March 2, 2003 at the present exercise price of $3.92 per share. With respect to Renaissance PLC only, includes beneficial ownership as a result of right to acquire beneficial ownership within 60 days of 857,000 shares of Common Stock issuable upon exercise of warrants prior to January 17, 2006 at the present exercise price of $.125 per share. Renaissance III and Renaissance PLC hold 266,414 and 265,679 shares of issued and outstanding Common Stock respectively.

5 Includes: (a) 305,000 shares held in a voting trust among Mr. Stewart, his six children and a trust for the benefit of a grandchild which has a term of 10 years commencing May 19, 1998 and under which Mr. Stewart serves as sole trustee and has full voting power with respect to such shares; (b) 145,666 shares held in a trust of which Mr. Stewart is the sole trustee and beneficiary; and (c) 30,892 shares held in a trust of which he is the sole trustee and the sole beneficiary is his spouse, Nancy W. Stewart.

6 Includes 99,436 shares of Common Stock issuable at the conversion price of $4.31 per share on a convertible note of Lockwood Sign Group, Inc. to Mr. Johnson in the principal amount of $428,572 with a maturity date of July 30, 2006.

7 On December 21, 2000, Raymond James Capital, Renaissance III and Renaissance PLC filed a Schedule 13D with the Commission disclosing that Raymond James Capital, Renaissance III and Renaissance PLC had formed a group within the meaning of the definition contained in the Exchange Act for the purpose of acquiring control of the Company in a series of transactions, described below under "Change of Control", which were consummated on January 18, 2001. Prior to the consummation of such transactions, these investors as a group were the beneficial owners of 3,222,457 shares of Common Stock, or 28.6% of the Common Stock. Following the completion of such transactions, Raymond James Capital was the beneficial owner of 4,310,945 shares of Common Stock, or 33.5% of the Common Stock, Renaissance III was the beneficial owner of 1,522,657 shares of Common Stock, or 15.5% of the Common Stock, Renaissance PLC was the beneficial owner of 2,378,922 shares of Common Stock, or 22.3% of the Common Stock, and the group was the beneficial owner of 8,212,524 shares of Common Stock, or 50.6% of the Common Stock.

PENSION PLANS

         The Display Technologies, Inc. 401(k) profit sharing plan covers all employees with more than six months of service and allows employees to defer up to 15% of their income and contribute to the plan. The Company contributes to the plan at a discretionary matching rate of 50% of the first 6% contributed by the employee. Company contributions are in the form of the Company's Common Stock.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid by the Company to or on behalf of certain of our executive officers during the fiscal year ending June 30, 2000 and the two preceding fiscal years. The officer group, referred to as the named executive officers, is composed of J. William Brandner, the President and Chief Executive Officer during such period, and the four other most highly compensated executive officers, determined as of June 30, 2000:


                                                 SUMMARY COMPENSATION TABLE

                                            Annual Compensation(1)               Long-Term Compensation
                                     ----------------------------------- ------------------------------------        All
                                                                Other      Awards                     Payout        Other
                                                                Annual    Restricted     Options       LTIP          Com-
   NAME AND                                                     Compen-     Stock         /SARs        Pay-          pensa-
  PRINCIPAL                            SALARY       Bonus(2)     sation    Awards(s)        (#)        outs          tion
   POSITION                YEAR         ($)           ($)          ($)        ($)                       ($)           ($)(3)
-------------------       ------       ------       --------    --------  -----------    -------     --------       --------
J. William                 2000        233,120         -0-          -0-        -0-         78,750        -0-          6,994
Brandner,
President and Chief        1999        209,950        46,360        -0-        -0-          -0-          -0-          6,994
Executive Officer
                           1998        189,535        40,830        -0-        -0-          -0-          -0-          6,298
-----------------------------------------------------------------------------------------------------------------------------

Marshall S. Harris,        2000        190,000         -0-          -0-        -0-         15,750        -0-          5,700
Vice President,
General Counsel &          1999        141,346         -0-          -0-        -0-         78,750        -0-          1,750
Secretary
                           1998          -0-           -0-          -0-        -0-          -0-          -0-           -0-
-----------------------------------------------------------------------------------------------------------------------------

Terry J. Long,             2000        205,000         -0-          -0-        -0-         47,250        -0-          3,469
President of Ad Art
Electronic Sign            1999        175,000         -0-          -0-        -0-          -0-          -0-          5,205
Corporation
                           1998         63,288         -0-          -0-        -0-        105,000        -0-          1,899
-----------------------------------------------------------------------------------------------------------------------------

Larry L. Johnson,          2000        190,000         -0-          -0-        -0-        120,750        -0-           -0-
Senior Vice
President and              1999          -0-           -0-          -0-        -0-          -0-          -0-           -0-
Chief Operating
Officer                    1998          -0-           -0-          -0-        -0-          -0-          -0-           -0-
-----------------------------------------------------------------------------------------------------------------------------

J. Melvin Stewart,         2000        212,543         -0-          -0-        -0-         25,200        -0-          6,376
Chairman of the
Board                      1999        197,919        29,248        -0-        -0-          -0-          -0-          6,376

                           1998        183,384        28,976        -0-        -0-          -0-          -0-          5,936
=============================================================================================================================

         1 Excludes (a) benefits generally available to all employees on a nondiscriminatory basis and (b), except as described in Note (3) below, the following (which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus earned by the named individuals for the 2000 Fiscal Year): (i) automobile maintenance expenses paid to or on behalf of the named individual by the Company; and (ii) the cost to the Company of personal use by the named individuals of automobiles owned or leased by the Company. Also does not include income required to be recognized for income tax purposes as the result of personal use of Company automobiles or the exercise of stock options.

         2 Includes as awards under the senior management incentive plan: (a) with respect to Mr. Brandner, 5,887 shares of Common Stock having a per share value of $3.94 as of the June 30, 1999 award date and for 1998 6,049 shares of Common Stock having a per share fair market value of $3.38 as of the June 30, 1998 award date; and (b) with respect to Mr. Stewart, for 1999 3,714 shares of Common Stock having a per share value of $3.94 as of the June 30, 1999 award date and for 1998 4,293 shares of Common Stock having a per share fair market value of $3.38 as of the June 30, 1998 award date.

         3 Represents Company contributions to the 401(k) accounts of the named executive officers.


STOCK OPTIONS GRANTED

     The following table contains information concerning the grant of stock options during fiscal 2000 to the named executive officer.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                 INDIVIDUAL GRANTS


           NAME                  NUMBER OF           % OF TOTAL        EXERCISE OR         EXPIRATION           GRANT
                                SECURITIES             OPTIONS         BASE PRICE            DATE               DATE
                                UNDERLYING             GRANTED           ($/SH)                                PRESENT
                              OPTIONS GRANTED      TO  EMPLOYEES                                                VALUE
                              IN FISCAL YEAR                                                                    ($)(3)
========================== ===================== =================== ===============  =================== ==============
J. William Brandner               78,750(1)             22.8              $4.10            11/18/08          $104,250

-------------------------- --------------------- ------------------- ---------------  ------------------- --------------
Marshall S. Harris                15,750(2)              4.6              $4.10            11/18/08          $ 20,850

-------------------------- --------------------- ------------------- ---------------  ------------------- --------------
Larry L. Johnson                  15,750(1)             35.1              $4.10            11/18/08          $ 20,850

                                 105,000(2)                               $3.53            08/27/09          $ 99,000

-------------------------- --------------------- ------------------- ---------------  ------------------- --------------
Terry J. Long                     47,250(1)             13.7              $4.10            11/18/08          $ 62,550

-------------------------- --------------------- ------------------- ---------------  ------------------- --------------
J. Melvin Stewart                 25,200(1)              7.3              $4.10            11/18/08          $ 33,360

========================== ===================== =================== ===============  =================== ==============



1 These options vest at the rate of 33 1/3% per year from the November 18, 1999 grant date. All unvested options fully vest in the event of a change in control as defined in the option agreements. Also, vested options may not be exercised for so long as certain of our convertible debentures are outstanding or unless and until the terms of such debentures are amended to permit exercise. The number of options and exercise price are subject to ratable adjustments for stock dividends and other distributions.

2 These options may not be exercised so long as certain of our convertible debentures are outstanding or unless and until the terms of such debentures are amended to permit such exercise.

3 The "grant date present value" is based upon the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, the executive may realize upon exercise of the option will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the executive will be at or near the value estimated by the Black-Scholes model. The principal assumptions incorporated into the valuation model by the Company are as follows: (i) dividend yield of 5%, (ii) expected volatility of 40%, (iii) risk-free interest rate of 6%, and (iv) expected life of 7 years. No assumptions were made regarding nontransferability or risk of forfeiture. The assumptions chosen materially impact the resulting valuations.

OPTION/SAR EXERCISES AND HOLDINGS

         The following table provides information with respect to the named executive officers concerning the exercise of options and/or stock appreciation rights ("SARs") during the last fiscal year and the number of unexercised options and SARs held as of the end of the fiscal year.

                                AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000,
                                   AND FISCAL YEAR-END OPTION AND SAR VALUES

                                                              Number of
                                                              Securities                Value of
                                                              Underlying                Unexercised
                                                              Unexercised               In-The-Money
                            Number                            Options/SARs              Options/SARs
                           Of Shares        Value              At FY-End                 At FY-End
                          Acquired on     Realized
Name                       Exercise          ($)               Exercisable/              Exercisable/
                                                              Unexercisable             Unexercisable
=========================================================================================================
J. William Brandner,
President and              79,707           $183,725             66,154/                 $160,754/
Chief Executive Officer                                          78,750                     $0.00
---------------------------------------------------------------------------------------------------------
J. Melvin Stewart         133,706           $433,207                0/                      $0.00/
Chairman of the Board      25,200           $ 56,750             26,250                     $0.00
=========================================================================================================



EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         The Company is party to an employment agreement with Mr. James C. Taylor, under which he serves as President of the Company. The agreement is extended automatically for one-year periods unless the Company or Mr. Taylor provides written notice to the contrary not less than sixty days prior to the extension date. Mr. Taylor presently receives $225,000 base salary per year. The agreement also provides for the payment of severance in the event the Company elects to terminate the agreement without cause or Mr. Taylor elects to terminate the agreement with cause. The agreement with Mr. Taylor contains confidentiality and noncompetition provisions effective during the term of the agreement and for a period following termination of employment.

        Don Bell Industries, Inc. ("Don Bell Industries") , a wholly-owned subsidiary of the Company, entered into a new employment agreement with Gary D. Bell on February 17, 1998 to replace the agreement which was to expire on April 14, 1998. The new agreement expires July 1, 2001. Under the terms of the new agreement, Mr. Bell is to receive a base salary of $170,000 and is to participate in the Senior Management Incentive Plan beginning with the year ending June 30, 1998. The agreement also provides for the payment of severance, in the event that Don Bell Industries terminates the employment agreement without cause, of the lesser of 200% of base salary or the amount that would otherwise have been payable over the remaining term of the agreement. In the event that Don Bell Industries does not renew or extend the agreement at the expiration of its term, a severance payment of $50,000 is payable to Mr. Bell.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report on executive compensation is made with respect to fiscal year 2000.

COMPENSATION PHILOSOPHY

         The Compensation Committee establishes and reviews the salaries and other compensation paid to the Company's executive officers. The Company's executive compensation policy as implemented by the committee is designed to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain executives who have the skills, experience and talents required to promote the short- and long-term financial performance and growth of the Company. The compensation policy is based on the principle that the financial rewards to the executives must be aligned with the financial interests of the shareholders of the Company. In this manner, the Company seeks to meet its ultimate responsibility to its shareholders.

         The Company's executive compensation for fiscal 2000 had three elements: base salary, annual incentive compensation and long-term incentive compensation. The following is a summary of the considerations underlying each element.

BASE SALARY

         The committee determined the salary ranges for each of the executive officer positions of the Company, based upon the level and scope of the responsibilities of the office and the pay levels of similarly-positioned executive officers in comparable companies. The evaluation of the chief executive officer was of paramount importance in setting base salaries of other executive officers. The comparison of compensation levels was based on surveys of various companies both within and outside the sign manufacturing industry. Certain of these companies were included in the peer group represented in the index used for stock performance comparisons elsewhere in this Statement under the caption "Comparison of Five-Year Cumulative Returns." The committee was satisfied that it had reasonably accurate information with respect to salary ranges for the surveyed companies.

         The committee considered (i) the Company's performance as evidenced in changes in the price of the Common Stock as compared to changes in its industry and the broader economic environment, (ii) the chief executive officer's recommendations with respect to a particular officer, (iii) the officer's individual performance, (iv) any significant changes in the officer's level of responsibility, and (v) each officer's then-current salary within the range of salaries for such position. The committee included significant qualitative components in evaluating the individual performance of each executive officer. These components included the officer's leadership, accomplishment of goals, team building and motivational skills. They also included adaptability to rapid change and assimilation of new technical knowledge to meet the demands of the industry's customers. In this qualitative evaluation, the committee exercised its collective judgment as to the officer's contributions to the growth and success of the Company during the prior year and the expected contributions of such officer in the future. Generally, salary increases were made retroactive to the start of the fiscal year.

ANNUAL INCENTIVE COMPENSATION

         The senior management incentive plan called for the establishment annually of an incentive pool to be distributed if four out of the following seven corporate goals were achieved: (1) consolidated operating income must increase a minimum of 15% over the prior fiscal year; (2) consolidated pre-tax income must increase a minimum of 15% over the prior fiscal year; (3) consolidated net income from continuing operations must increase a minimum of 15% over the prior fiscal year; (4) consolidated net income must increase a minimum of 15% over the prior fiscal year; (5) diluted earnings per share from continuing operations must increase a minimum of 15% over the prior fiscal year;
(6) diluted earnings per share must increase a minimum of 15% over the prior fiscal year; and (7) the quoted closing price per share of the Common Stock at fiscal year-end must be 15% higher than the quoted closing price at the end of the previous fiscal year.

         The criteria for establishing the amount of the incentive pool was determined by the Compensation Committee at the beginning of the fiscal year. Each participant had specific individual goals based on his direct responsibilities and his contributions to the attainment of the corporate goals. These objectives were established at the beginning of the fiscal year by the chief executive officer and submitted to the Compensation Committee for approval. The goals were communicated to the participants as the basis for making awards. Awards to participants were to be one-third in cash, one-third in newly issued shares of Company Stock and one-third as an adjustment of annual base salary. In fiscal 2000, the Company failed to achieve a sufficient number of performance goals under the senior management plan for the creation of an incentive pool. Accordingly, no incentive compensation was paid to the named executive officers under the plan for fiscal 2000.

LONG-TERM INCENTIVE COMPENSATION

         The Compensation Committee believed that long-term incentive compensation in the form of stock options was the most direct way of making executive compensation dependent upon increases in shareholder value. The Company's stock option plans provided the means through which executive officers could build an investment in Company stock which would align the officers' economic interest with the interest of shareholders. The value of stock options historically had increased as the result of increases in the price of an issuer's stock, and such options were highly valued by employees. The committee believed that the granting of stock options was a particularly important component of its success in retaining talented management employees.

         The exercise price of each option was generally the market price of the Common Stock on the date of grant. The committee believed that stock options gave the Company's executive officers greater incentives throughout the term of the options to strive to operate the Company in a manner that directly effects the financial interest of the shareholders both on a long-term, as well as a short-term, basis.

         In determining the number of options to grant to executive officers, the committee considered on a subjective basis the same factors as it did in determining the other components of compensation, with no single factor accorded special weight. The recommendation of the chief executive officer was of paramount importance in determining awards to persons other than himself.

COMPENSATION OF THE FORMER CHIEF EXECUTIVE OFFICER

         In setting the compensation of Mr. Brandner, the Company's former President and Chief Executive Officer, the Compensation Committee applied the quantitative, performance-based criteria of the senior management incentive plan described above. In determining the portion of the bonus pool under the plan to be allocated to Mr. Brandner, the committee considered such qualitative criteria as his management responsibilities, his efforts in aiding the Company in achieving the performance goals contained in the senior management incentive plan, and the results of his efforts in helping the Company increase profitable growth generally. The total compensation package of Mr. Brandner was designed to be competitive while creating awards for performance in line with the financial interests of our shareholders. The committee believes that the 2000 compensation package for Mr. Brandner was entirely consistent with this policy.

FREEZE OF EXECUTIVE SALARIES

         On September 29, 2000, our Board of Directors approved an indefinite freeze of compensation levels of executive officers of the Company and its subsidiaries.

                                           THE COMPENSATION COMMITTEE

                                           Thomas N. Grant, Chairman
                                           Lester Jacobs
                                           Kevin L. Jackson
                                           William A. Retz

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         A line graph presentation appears below, showing a five-year comparison of the cumulative total return on the Company's Common Stock to the S&P 500 index, the Nasdaq Stock Market index and an index of peer group companies selected by the Company. The peer group consists of Daktronics, Inc., Trans-Lux Corporation, Mikohn Gaming Corporation, Trans-Industries, Inc. and Federal Sign Corp. The graph assumes $100 invested on June 30, 1995, in the Company's Common Stock and in each index, with the subsequent reinvestment of dividends on a quarterly basis.

                COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS AMONG
          THE COMPANY, S&P 500 INDEX, NASDAQ INDEX AND PEER GROUP INDEX

                 [Graphic of five-year Comparison appears here]

        DATE             DTEK STOCK        S&P 500 INDEX      NASDAQ INDEX        PEER GROUP
        ----             ----------        -------------      ------------        ----------
      06/30/95             100.00             100.00             100.00             100.00
      06/30/96             159.62             126.18             128.39             156.48
      06/30/97             339.23             170.12             156.14             136.97
      06/30/98             457.96             222.02             205.59             218.94
      06/30/99             561.07             272.23             294.06             150.73
      06/30/00             439.53             292.18             437.18             161.57


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Each transaction involving over $60,000 (other than the Transactions, described below under "Change of Control") which have occurred since the beginning of the Company's last fiscal year (July 1, 1999) or which are currently proposed and with respect to which a director (or nominee for director), executive officer, security holder owning of record or beneficially more than 5% of any class of the Company's securities or any member of the immediate families of the foregoing persons had or will have a direct or indirect material interest is described below.

ACQUISITION OF LOCKWOOD SIGN GROUP, INC.

         Effective July 1, 1999, the Company acquired Lockwood Sign Group, Inc., a commercial sign manufacturer with facilities located in Marietta, Georgia, Charlotte, North Carolina and the Washington D.C. area. Larry L. Johnson received $1,387,000 cash and 428,231 shares of Company Stock for his 73% interest in Lockwood.

         Following the Lockwood acquisition, the Company and Lockwood entered into an employment agreement with Mr. Johnson to serve as President and Chief Executive Officer of Lockwood. This agreement was superseded by the employment agreement between the Company and Mr. Johnson which terminated upon his resignation as a director, officer and employee in August 2000.

         The Company also granted Mr. Johnson options to purchase up to 105,000 shares of Common Stock at the exercise price of $3.54, the fair market value per share of Common Stock on the August 27, 1999 grant date. The agreement under which the options were granted provides that certain conditions must be satisfied before the options become exercisable.

LOCKWOOD CONVERTIBLE NOTE

         On July 30, 1999, in consideration of a loan from Mr. Johnson to Lockwood Sign Group, Inc., Lockwood issued to Mr. Johnson a promissory note in the principal amount of $500,000. Principal on the note is payable in six equal annual installments of $71,428 and a seventh installment of $71,432. Present outstanding principal on the note is $428,572. The note is also convertible into shares of Common Stock at the present conversion price of $4.31 per share.

1999 PREFERRED STOCK OFFERING

         On July 30, 1999, the Company completed a private sale of 50,000 shares of its authorized preferred stock designated as Series A Convertible Preferred Stock (the "Series A Preferred") for gross proceeds of $5,000,000. The Series A Preferred was convertible into shares of Common Stock at the conversion price of $3.333 per share, subject to certain anti-dilution and other adjustments. 40,000 shares of Series A Preferred were purchased by Raymond James Capital Partners L.P., and the remaining 10,000 shares were purchased 5,000 each by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance U.S. Growth & Income Trust PLC. The Company also issued Raymond James Capital and the two Renaissance entities warrants (the "1999 Warrants") to purchase 126,000 shares, 15,750 shares and 15,750 shares, respectively (adjusted for a 5% stock dividend in December 1999), of Common Stock at any time prior to July 30, 2004 at the exercise price of $3.333 per share. The exercise price is subject to certain anti-dilution and other adjustments. The Series A Preferred was entitled to dividends at the rate of 5.25% per year on the last day of March, June, September and December in each year and was required to be redeemed by the Company on July 30, 2004. The Series A Preferred was entitled to a preference over Common Stock at liquidation at the liquidation price of $100 per share plus any accrued but unpaid dividends. Part of the proceeds from the sale of the Series A Preferred was used by the Company to finance part of the purchase price for Lockwood Sign Group, Inc.

         Holders of the Series A Preferred were entitled to vote with holders of Common Stock as a single class on all matters on which holders of Common Stock are entitled to vote. Each share of Series A Preferred stock was entitled to the number of votes equal to the number of shares of Common Stock into which it was convertible.

         In the Transactions described below under "Change of Control", each share of Series A Preferred issued and outstanding was exchanged by the Company for one share of Series A-1 Convertible Preferred Stock convertible into 50 shares of Common Stock. The Series A-1 Convertible Preferred Stock entitles its holders to the same dividends and liquidation preference as the Series A Preferred. Also as a result of the Transactions, the exercise price of the 1999 Warrants adjusted to $2.50, and the number of shares of Common Stock subject to the 1999 Warrants held by Raymond James Capital and the two Renaissance entities increased to 167,945 shares, 20,993 shares and 20,993 shares, respectively.

AMERIVISION

         Pursuant to an agreement dated June 28, 1999, the Company purchased 8,000 newly issued shares of Series A Convertible Preferred Stock from AmeriVision Outdoor, Inc., a Florida corporation ("AmeriVision") for $500,000. Part of the proceeds of the preferred stock was used by AmeriVision to purchase the assets of AmeriVision Outdoor, LLC, a Nevada limited liability company. The Nevada company used $106,000 of such proceeds to partially repay loans of $182,000 from Terry L. Long, a director and executive officer of the Company at such time.

         Effective December 5, 2000, the Company converted its 8,000 shares of Series A Convertible Preferred Stock of AmeriVision into 8,000 shares, or 80%, of the outstanding common stock of AmeriVision. On the same date, the Company also exercised options to purchase the remaining 20% of the common stock of AmeriVision for a nominal sum, which exercise price was calculated pursuant to certain provisions in the agreement granting such options based on the financial performance of AmeriVision. As the result of the foregoing transactions, AmeriVision became a wholly-owned subsidiary of the Company.

         In February 2001, AmeriVision filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the bankruptcy code).

OHIO PARTNERSHIP

         In June 1999, Ad Art Electronic Sign Corporation entered into a lease-purchase transaction with an Ohio partnership (the "Ohio Partnership"), pursuant to which the Ohio Partnership leases from Ad Art an LED outdoor display board over a 60-month term for total lease payments of approximately $1 million. Mr. Terry J. Long, a former director and executive officer of the Company, is a 50% non-managing partner of the Ohio Partnership. The Ohio Partnership intended to move the LED display to various entertainment venues throughout the United States and either secure weekly rentals of the display, or sell advertising on the display. After several months of operation, it was unable to secure sufficient revenue to make its lease payments to us. The Ohio Partnership, with our assistance, was able to sell a portion of the display and make a substantial payment to us against the original $1,000,000 receivable. We continued to assist the Ohio Partnership in its efforts to sell the remaining portion of the display so that it would be in a position to pay the remaining balance due us. However, to date, the Ohio Partnership has been unable to secure a buyer for the remaining portion of the display and, accordingly, collection of our receivable is in doubt. During 2000, we recorded a charge of $463,000 to essentially reduce the carrying value of our receivable to the net realizable value.

ISSUANCE OF ADDITIONAL COMPANY STOCK FOR AD ART

         On February 18, 1998, the Company acquired Ad Art Electronic Sign Corporation ("Ad Art"), a commercial sign manufacturer located in Stockton, California. In September 1999, Mr. Lou A. Papais received an additional 453,600 shares of Common Stock and Mr. Terry J. Long received an additional 113,400 shares of Common Stock, as the result of Ad Art's attainment of certain earnings levels for the 1999 fiscal year. Mr. Papais and Mr. Long are former Directors. The Company is currently in the process of liquidating Ad Art, which has sold nearly all its electronic and LED inventory and technology to Don Bell Industries, Inc., another wholly-owned subsidiary of the Company.


CHANGE OF CONTROL

         On December 21, 2000, Raymond James Capital Partners, L.P. ("Raymond James Capital"), Renaissance Capital Growth & Income Fund III, Inc.
("Renaissance III"), and Renaissance U.S. Growth & Income Trust PLC ("Renaissance PLC") filed a Schedule 13D with the Securities and Exchange Commission (the "Commission") disclosing that they had formed a group (the "Investor Group") within the meaning of the definition contained in the Exchange Act for the purpose of acquiring control of the Company in a series of transactions, described below (the "Transactions"), which were consummated on January 18, 2001. Prior to the consummation of the Transactions, the Investor Group was the beneficial owner of 3,222,457 shares of Common Stock, or 28.6% of the Common Stock. Immediately following the completion of the Transactions, Raymond James Capital was the beneficial owner of 4,310,945 shares of Common Stock, or 33.5% of the Common Stock, Renaissance III was the beneficial owner of 1,522,657 shares of Common Stock, or 15.5% of the Common Stock, Renaissance PLC was the beneficial owner of 2,378,922 shares of Common Stock, or 22.3% of the Common Stock, and the Investor Group was the beneficial owner of 8,212,524 shares of Common Stock, or 50.6% of the Common Stock.

         As indicated below, one of the conditions of the Transactions was the resignation of all members of the Board of Directors of the Company except for Messrs. Gary D. Bell and Thomas N. Grant and the appointment by such remaining directors of Gary A. Downing and William A. Pecora, representatives of Raymond James Capital, as directors effective the closing of the Transactions, and the appointment to the Board of Robert C. Pearson, representing the Renaissance entities, effective 10 days following the filing with the Commission of an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder and its delivery to the Company's shareholders. The Information Statement was filed with the Commission and sent to the shareholders on April 11, 2001. Another condition was the resignation of
J. William Brandner, President of the Company, and certain other officers. Effective January 26, 2001, the Board of Directors elected Mr. James C. Taylor as a director, for a term commencing on the same date as Mr. Pearson's term, and as President of the Company. Mr. Todd D. Thrasher was also elected Secretary and Treasurer for a term which ended upon the employment of Bill Lunsford by the Company.

         On January 18, 2001, the Company completed a restructuring of its credit facilities with SouthTrust Bank ("SouthTrust"). The revolving loan facility available to the Company and certain of its subsidiaries from SouthTrust was separated into two new loans. First, a new revolving loan facility (the "Company Revolving Loan") was provided to the Company and all of its subsidiaries except Ad Art Electronic Sign Corporation ("Ad Art") and Hamilton Digital Designs, Ltd. ("Hamilton"). The balance of the Company Revolving Loan on the day of closing was $5,000,000. Second, an $8,122,489.56 term loan (the "Ad Art Loan") was made to Ad Art and Hamilton.

         Under the terms of the new loan agreements, the Company and all of its subsidiaries except for Ad Art and Hamilton were released from liability for the Ad Art Loan and certain other obligations related to its Ad Art subsidiary. Ad Art and Hamilton were released from liability under the Company Revolving Loan and certain other obligations related to the Company's other subsidiaries. A new term loan of up to $1,000,000 was made to Ad Art for the purpose of funding its orderly liquidation if a sale of that subsidiary was not accomplished in the near future. The maturity dates for all loans were extended to June 30, 2001.

         Raymond James Capital, a preferred shareholder of the Company, agreed to guarantee up to $1,750,000 of the Company Revolving Loan. Another preferred shareholder, Renaissance PLC agreed to indemnify Raymond James Capital with respect to a portion of any liability under the guarantee.

         In consideration for this guarantee, the Company (1) granted warrants to purchase a total of 3,000,000 shares of Common Stock at a price of $.125 per share to Raymond James Capital and Renaissance PLC, (2) issued a total of 50,000 shares of Series A-1 Convertible Preferred Stock convertible into 2,500,000 shares of Common Stock to Raymond James Capital, Renaissance PLC and Renaissance III in exchange for their 50,000 shares of Series A Convertible Preferred Stock which were convertible into 1,500,300 shares of Common Stock, and (3) reduced the conversion price of two $1,750,000 convertible notes of the Company held by Renaissance III and Renaissance PLC from $4.31 per share of Common Stock to $2.00 per share.

         Effective upon the restructuring of the credit facility, all the directors of the Company, except for Gary D. Bell and Thomas M. Grant, resigned. Two directors designated by Raymond James Capital, Gary A. Downing and William
A. Pecora, were appointed to the Board of Directors. A representative of Renaissance PLC and Renaissance III, Robert C. Pearson, and Mr. James C. Taylor were also added to the Board effective on or about April 21, 2001. Also effective upon restructuring of the credit facility, J. William Brandner, President of the Company, retired as an officer of the Company and James C. Taylor was subsequently appointed President and Chief Executive Officer of the Company.

         No action is required by the shareholders of the Company in connection with the Transactions.

INDEPENDENT PUBLIC ACCOUNTANTS

CHANGE OF ACCOUNTANTS

         On January 26, 2001, the Board of Directors of the Company approved the engagement of Grant Thornton, LLP ("Grant Thornton") to audit the Company's financial statements for the fiscal year ending June 30, 2001, and dismissed BDO Seidman, LLP ("BDO Seidman"), which previously served as the Company's independent certified public accountants. This decision to change accountants, which resulted from new management's desire to work with Grant Thornton, was approved by the Company's Audit Committee.

        The reports of BDO Seidman on the Company's financial statements as of and for the year ended June 30 1999, did not contain an adverse opinion or a disclaimer of opinion nor was such report qualified as to audit scope or accounting principles. The report of BDO Seidman on the Company's financial statements as presented in their Annual Report on Form 10-K for the year ended June 30, 2000, contained a qualification based on an uncertainty as to the Company's ability to continue as a going concern.

        During the two fiscal years ended June 30, 2000 and June 30, 1999, and in the subsequent interim period, there were no disagreements with BDO Seidman on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman would have caused BDO Seidman to make reference to the subject matter of the disagreement in its reports. However, a material weakness in the internal accounting control structure of the Company was identified. The material weakness relates to the Company's accounting for inventory.

AUDIT FEES

         The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $173,796 (the "Audit Fees").

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees  billed to the  Company  for  professional  services
rendered  by  BDO  Seidman  for  Financial   Information   Systems   Design  and
Implementation during the most recent fiscal year.

ALL OTHER FEES

         The were no fees other than the Audit Fees billed to the Company for professional services rendered by BDO Seidman during the most recent fiscal year.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         If you intend to submit either a nomination to the Board of Directors or a shareholder proposal and request its inclusion in the 2001 proxy statement and form of proxy, those submissions must be in writing and received by the Company no later than June 30, 2001.

         If we have not received your submissions by that date, the nominations and shareholder proposals that are otherwise appropriate for consideration by the shareholders may nevertheless be presented to the shareholders at the 2001 annual meeting even if they do not appear in the proxy statement, but only if they have been submitted to the Company in writing in accordance with Article 1,
Section 11 of the Company's bylaws. Subject to certain exceptions in the case of a change in the meeting date or delayed notice to shareholders, the bylaws require submissions to be made in writing and received by us not less than 120 days prior to the anniversary of the prior annual meeting. Submissions should be sent by certified mail, return receipt requested, to 6225 Old Concord Road, Charlotte, North Carolina 28213.

OTHER MATTERS

         We do not know of anything else that will come before the annual meeting, including any adjournments of it, that has not been discussed in this proxy statement. If other matters properly come before the meeting, the persons named in the proxy card will vote your Company Stock in their discretion.

                                            By order of the Board of Directors,



                                            /s/ Bill Lunsford
Charlotte, North Carolina                   Bill Lunsford, Secretary
April 17, 2001


THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF THE COMPANY' S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE MAILED TO BILL LUNSFORD, SECRETARY, DISPLAY TECHNOLOGIES, INC., 6225 OLD CONCORD ROAD, CHARLOTTE, NORTH CAROLINA 28213.

                                   APPENDIX A

                           DISPLAY TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee of the Board of Directors shall conduct continuing oversight of the financial affairs of Display Technologies, Inc.

SCOPE OF REVIEW

The Audit Committee shall conduct an ongoing review of the Corporation's:

o Financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission or otherwise provided to the public.

o        Systems,  methods and procedures of internal  controls in the areas of:
         financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.

GENERAL TASKS

The Audit Committee shall:

o        Be independent (as defined by Nasdaq rules) and objective.

o Recommend and encourage improvements in the Corporation's financial affairs.

o        Review and assess the work of the Corporation's independent accountant.

o Solicit and encourage comments from the Corporation's independent accountant, financial and senior management and the Board of Directors.

AUDIT COMMITTEE MEMBERS

The Audit Committee shall consist of three or more Members (the "Members") who are independent Directors. The Board of Directors shall elect the Members annually. Members shall serve until their successors are duly elected and qualified. Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of the all Members.

Each member shall be free from any relationship that could conflict with a member's independent judgment. All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

INDEPENDENCE

An independent director is defined as a director who has:



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o        Not been employed by the  Corporation  or its affiliates in the current or past three years.

o Not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation).

o No immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer.

o Not been a partner, controlling shareholder or an executive officer of any other for-profit entity to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceeded five percent of the other entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

o Not been employed as an executive of another entity where the Corporation's executives serve on the other entity's compensation committee.

MEETINGS

The Audit Committee shall meet at least four times per year, and may meet as frequently as deemed necessary. The Audit Committee shall meet separately in closed meetings at least once each year with management and the independent accountant to discuss any matter that any of them believes should be discussed privately. The Audit Committee shall select one of its Members each quarter to meet with management and the independent accountant for purposes set forth below.

SPECIFIC TASKS

The Audit Committee shall:

o        Assess and, if necessary, update this Charter at least annually;

o Review the Corporation's annual, quarterly and other financial statements and any other reports, financial information or other material filed with any governmental body (except for litigation matters in the ordinary course of business) or announced to the public, including the independent accountant's certifications, reports, opinions, or reviews;

o Have a predetermined arrangement with the independent accountant that it will advise the Committee through its Chair and management of the Corporation of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q; also receive a written confirmation provided by the independent accountant at the end of each of the first three quarters of the year that it has nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues;

o Recommend to the Board of Directors the selection of the independent accountant for each fiscal year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant; on an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation to determine the accountant's independence;

o Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant;

o Periodically consult with the independent accountant, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements;



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o        Continually  review the  integrity  of the  Corporation's  internal and external financial reporting processes; the Audit Committee shall consult with the independent accountant for this review;

o Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles in relation to the Corporation's internal and external financial reporting;

o        Consider   and  approve,   if   appropriate,   major   changes  to  the
         Corporation's auditing and accounting principles and practices;

o Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountant in connection with the appropriateness and application of accounting principles made in management's preparation of the financial statements;

o Following completion of the annual audit, review separately with management and the independent accountant whether any difficulties were encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

o Review any disagreement between management and the independent accountant in connection with the preparation of the financial statements or appropriateness and application of accounting principles made in management's preparation of the financial statements;

o Review with the independent accountant and management whether and how changes or improvements in the Corporation's financial or accounting practices, as approved by the Audit Committee, have been implemented; the Audit Committee shall conduct this review promptly after the implementation of the changes or improvements; and

o Perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation, Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.


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


                           DISPLAY TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 17, 2001 AT 10:00 A.M.

The undersigned hereby constitutes and appoints Gary A. Downing and Bill Lunsford (the "Proxies"), or any one of them, (with full power to act alone), with full power of substitution, to vote all of the common stock of Display Technologies, Inc. (the "Company") which the undersigned has the full power to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Kilpatrick Stockton LLP, 3500 One First Union Center, 301 South College Street, Charlotte, North Carolina 28202, and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.

                  ANNUAL MEETING OF SHAREHOLDERS OF DISPLAY TECHNOLOGIES, INC., MAY 17, 2001 /X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS
                                    FOR        WITHHELD
James C. Taylor                     [  ]         [  ]
Gary D. Bell                        [  ]         [  ]


 2. AMENDMENT OF 1999 STOCK INCENTIVE PLAN
          FOR          AGAINST         ABSTAIN
          [  ]           [ ]              [  ]



 Please date, sign and mail your proxy card back as soon as possible.

                            (Continued on other side)
--------------------------------------------------------------------------------



In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in accordance with the instructions of the Board of Directors on all other matters which may properly come before the meeting. Please date, sign and return this proxy in the enclosed envelope.

(NOTE: SHAREHOLDER'S SIGNATURE SHOULD BE EXACTLY AS NAME APPEARS HEREON. ALL JOINT OWNERS MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE, AND, IF MORE THAN ONE, ALL SHOULD SIGN.)

                                                 --------------------------
                                                 Signature

                                                 --------------------------
                                                 Date